UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

       Date of Report (Date of earliest event reported): February 14, 2007


                          Journal Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-31805                   20-0020198
---------------                ----------------            ----------------
(State or other                (Commission File             (IRS Employer
jurisdiction of                     Number)               Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Item 2.02.        Results of Operations and Financial Condition.
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                  On February 14, 2007, Journal Communications, Inc. issued a press release announcing financial results for its fourth quarter and fiscal year ended December 31, 2006. A copy of the press release is furnished as
Exhibit 99 to this Current Report on Form 8-K.


Item 9.01.        Financial Statements and Exhibits.
---------         ---------------------------------

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c)    Not applicable.

                  (d)    Exhibits. The following exhibits are being furnished
                                   herewith:

                         (99) Press release of Journal Communications, Inc. dated February 14, 2007.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JOURNAL COMMUNICATIONS, INC.



Date: February 14, 2007               By:   /s/ Paul M. Bonaiuto
                                          --------------------------------
                                          Paul M. Bonaiuto
                                          Executive Vice President and
                                          Chief Financial Officer

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated February 14, 2007


Exhibit No.
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       (99)      Press release of Journal Communications, Inc. dated February
                 14, 2007.